UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2021

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 8.01	Other Events.

Receipt of Regulatory Approvals

On July 28, 2021, Finward Bancorp (“Finward”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Royal Financial, Inc., a Delaware corporation (“Royal Financial”).  Pursuant to the Merger Agreement, Royal Financial will merge with and into Finward, with Finward as the surviving corporation (the “Merger”).  Simultaneous with the Merger, Royal Savings Bank, an Illinois state chartered savings bank and wholly-owned subsidiary of Royal Financial, will merger with and into Peoples Bank, the wholly-owned Indiana state chartered commercial bank subsidiary of Finward, with Peoples Bank as the surviving bank (the “Bank Merger”).  The Merger Agreement is described in greater detail in Finward’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2021.

On December 22, 2021, the Indiana Department of Financial Institutions approved the proposed merger of Royal Savings Bank with and into Peoples Bank.  In addition, on December 17, 2021, the Illinois Department of Financial and Professional Regulation acknowledged receipt of the notice of merger between Royal Savings Bank and Peoples Bank under the Illinois Savings Bank Act, and issued a letter of no objection to the establishment by Peoples Bank of foreign trust offices at the Royal Savings Bank branches it will acquire as part of the Bank Merger.  Finward previously received the approval of the Federal Deposit Insurance Corporation for the merger of Royal Savings Bank with and into Peoples Bank.  The Federal Reserve Bank of Chicago also previously approved Finward’s requested waiver from its application filing requirements.  As a result, all regulatory approvals necessary for the consummation of the Merger and Bank Merger have now been received.

Finward expects the Merger and Bank Merger to close at the end of January 2022, subject to the satisfaction of the remaining closing conditions under the Merger Agreement.

Merger Consideration Election by Royal Financial Stockholders

As previously announced, upon completion of the Merger, each Royal Financial stockholder who beneficially owns 101 or more shares of Royal Financial common stock will have the right to receive, at the stockholder’s election, 0.4609 shares of Finward common stock or $20.14 in cash, or a combination of both, for each share of Royal Financial common stock, subject to the allocation and proration provisions set forth in the Merger Agreement.  The election form and other materials necessary for Royal Financial stockholders to make their elections with respect to the merger consideration were first made available and mailed on December 28, 2021 to Royal Financial stockholders reflected in the records of Royal Financial as of December 20, 2021.  The election deadline for Royal Financial’s stockholders to elect the type of merger consideration they wish to receive has been mutually agreed upon by Finward and Royal Financial to be 5:00 p.m. Eastern Time on January 18, 2022.

Miscellaneous

On December 29, 2021, Finward and Royal Financial issued a joint press release announcing the receipt of the regulatory approvals and the election deadline for the merger consideration election by Royal Financial’s stockholders.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Finward.  For these statements, Finward claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this communication should be considered in conjunction with the other information available about Finward, including the information in the filings Finward makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: the ability to obtain regulatory approvals and meet other closing conditions to the merger; delay in closing the merger; difficulties and delays in integrating Finward’s and Royal Financial’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Finward’s and Royal Financial’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Finward’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Finward or Royal Financial or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, Finward does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated December 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: December 29, 2021
	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer